Exhibit 10.3

Tower Bancorp, Inc.

EXECUTIVE INCENTIVE PLAN

2011

Eligible Executives: General Counsel – Carl Lundblad; CFO – Mark Merrill; Chief Risk Officer – Jane Tompkins

Plan Features: 100% Holding Company Performance for the year ending December 31, 2011

Award Date: March, 2012

Total incentive bonus opportunity is 17.5% of base pay earnings at threshold, 35% of base pay earnings at target and 52.5% of base pay earnings at optimum.

Holding Company Adjusted Core Operating Earnings Per Share (40%)

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Adjusted Core Operating Earnings are defined as GAAP net income less merger expense and other non-recurring items as publicly reported, and further excluding all additional losses and restructuring charges incurred in connection with the wind down and restructuring of the American Home Bank Division in 2011.

Target = $1.86	Bonus % (of base pay)
Threshold ≥80% ($1.49)	Up to 7%
Target ≥100% ($1.86)	Up to 14%
Optimum ≥110% ($2.04)	Up to 21%

Adjusted Core Operating Return on Tangible Equity (30%)

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Calculated based on Adjusted Core Operating Earnings, defined as GAAP net income less merger expense and other non-recurring items as publicly reported, and further excluding all additional losses and restructuring charges incurred in connection with the wind down and restructuring of the American Home Bank Division in 2011.

Target = 9.7%	Bonus % (of base pay)
Threshold: ≥80% (7.8%)	Up to 5.25%
Target: ≥100% (9.7%)	Up to 10.5%
Optimum: ≥110% (10.7%)	Up to 15.75%

Achievement of Strategic Objectives (30%)

•        Enhance brand profile of TOBC Stock

•        Successfully negotiate and execute on key strategic opportunities

•        Recruit and develop talent for key leadership positions

•        Effectively manage balance sheet to ensure strong capital profile

•        Achieve Best Place to Work recognition

Bonus % (of base pay)
Threshold = Satisfactory	Up to 5.25%
Target = Meets Expectations	Up to 10.5%
Optimum = Exceeds Expectations	Up to 15.75%

Qualifiers:

•	Must achieve satisfactory rating on all regulatory exams.

•	Executive must be employed on the date of payout.

•	Executive must achieve a rating of “Good” (3) or higher performance level.

* This plan may be altered, modified, or terminated at any time and without notice.